Investor Update December 2005 Exhibit 99.1

Please note that the discussion today may contain forward
looking statements that involve risks and uncertainties
including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage
vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.
These statements are subject to a number of risks that could cause actual results to vary materially from those presented today. These risks include, but are not limited to, general
economic conditions, commodity prices, government
regulation, and the competitive environment.
Additional information concerning factors that could cause
actual results to vary from those in the forward looking
statements are contained in AirTran Holdings Form 10-K for
the year ended December 31, 2004.
***

AirTran Airways Today
• Low-cost, low-fare airline serving 47 cities
• One of the youngest all-Boeing fleets in the world
– Fleet of 103 aircraft (85717’s/18 737’s)
• Six consecutive years of profitability
– One of three consistently profitable airlines
• Well positioned for growth
***

AirTran Costs Among The Lowest in The Industry
Source: Company Reports/DOT filings/Company estimates
Non Fuel Unit Costs at 628 miles
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
AAI LUV JBLU AWA UAIRQ AMR NWAC DAL
Cents per Mile
While legacy airline costs are down – the gap remains large
***

Lowering Costs Is Not A One Time Event
AirTran's Non Fuel Unit Cost Trend
6.00
6.25
6.50
6.75
7.00
7.25
7.50
1999 2000 2001 2002 2003 2004 YTD
2005
Cents per Mile
*Excludes non-recurring special items.
***

What Creates AirTran’s Cost Advantage?
• Productive workforce at all levels
• Young, simplified fleet
– Fuel efficient
– Attractive ownership costs
• Efficient use of facilities
• Competition for heavy maintenance contracts
• Low cost distribution
– Over 70% of sales are directly with AirTran
***

Low Costs + Great Product = Winning Combination
• Assigned seating
• Business class
– Unlike legacy airlines, business class on every flight
• Convenient distribution
– Internet/Kiosks
– No fee telephone reservations and airport sales
– Travel agencies
• XM Radio and oversized luggage bins
• Friendly crewmembers
***

OUR PLANES ARE NEWER THAN MOST AIRLINES' SNACKS.
THE WORLD'S YOUNGEST ALL-BOEING FLEET.
• All new Boeing jets
• Affordable Business Class
• XM Satellite Radio (coming this summer)
• Spacious overhead bins
This sale may end soon, but with AirTran Airways you'll always get low fares — even at the last minute. You'll also enjoy online check-in at airtran.com and Crew Members that are every bit as friendly as they are attentive. Book at airtran.com or call 1-800-AIR-TRAN.
One-way fares from Savannah*
ATLANTA* $57
BALTIMORE/WASHINGTON (BWI)* $96
BOSTON* $99
DALLAS/FT. WORTH* $114
DENVER* $129
FT. LAUDERDALE* $92
FT. MYERS* $92
GRAND BAHAMA ISLAND* $99
LAS VEGAS* $129
LOS ANGELES (LAX)* $129
MIAMI* $92
NEW YORK (LAGUARDIA)* $99
ORLANDO* $92
PHILADELPHIA* $99
SAN FRANCISCO* $119
WASHINGTON, D.C. (DULLES)* $96
WASHINGTON, D.C. (REAGAN NATIONAL)* $96
WEST PALM BEACH* $92
Purchase tickets by 2/10/04 and fly by 6/9/04.
View all our sale fares at airtran.com.
GO. THERE'S NOTHING STOPPING YOU.
AirTran

I BRAKE FOR PLANES WITH LOW FARES.
AirTran

MORE ROOM.
FREE DRINKS.
LESS EXPLAINING YOURSELF TO ACCOUNTING.
THE WORLD'S MOST AFFORDABLE BUSINESS CLASS.
The benefits never end. In AirTran Airways Business Class, you'll get seating with lots of breathing room. A couple of free drinks to keep you refreshed. Priority boarding that gets you on and off the plane first. And low fares that will keep you away from the fiscal watchdogs. Book at airtran.com, contact your travel agent or call 1-800-AIR-TRAN.
GO. THERE'S NOTHING STOPPING YOU.
AirTran

Low Costs Does Not Mean You Can’t Have Fun ***

Low Costs Help Keep Our Balance Sheet Strong
Total Cash & Investments
Aircraft Deposits
Long Term Debt*
Stockholders’ Equity
Working Capital
348.5
50.0
246.8
302.2
229.0
($MM)
382.0
114.6
440.7
344.2
143.8
12/31/03
12/31/04
09/30/05
* Average coupon 11% in 2001, 7% in 2005
342.3
69.8
298.5
334.0
197.2
***

10 Evolution of Low Cost Carrier Business Model Strong Limited Distribution Yes No Amenities Yes No Route Network Strong Weak Balance Sheet New Old Aircraft 2005 1990’s ***

Growth Opportunities Abound

13
AirTran Airways Route Network Summer 2001
Grand Bahama
Atlanta
Minneapolis
Buffalo/Niagara
Boston
Dallas/Ft. Worth
Gulfport/Biloxi
Houston
New Orleans
Tampa
Miami
Ft. Lauderdale
Ft. Walton
Beach
Memphis
Jacksonville
Orlando
Ft. Myers
Savannah
Myrtle Beach
Raleigh
/ /
Durham
Newport
News/Williamsburg
Washington, D.C.
Moline/Quad
Cities
Bloomington/
Normal
Chicago
Flint
New York City
Newark
Philadelphia
Toledo
Dayton
Dayton
Akron/
Canton
Pittsburgh
Greensboro/
- -
Salem
Salem
/ /
- - High Pt/Winston
***

AirTran’s Diversification Strategies
Baltimore
Dayton
Boston
Atlanta
Orlando, Tampa,
Ft. Lauderdale,
Fort Myers, Freeport
Sarasota
Rochester
Charlotte
Akron-
Canton
Atlanta
New York
Boston
Growth by Replacement - MetroJet Growth by Development
Dallas
Las Vegas
Ft. Lauderdale
Fort Myers
Orlando
Tampa
***

Ft. Lauderdale
Miami
West Palm Beach
Denver
Pensacola
Wichita
Houston
Gulfport
Dallas
Los Angeles Los Angeles
Kansas City
Memphis
Minneapolis
New Orleans
San Francisco San Francisco
Las Vegas Las Vegas
New York
AirTran Airways Route Network Has Evolved
Since September 2001:
18 new cities
71 new routes
Savannah
Jacksonville
Orlando
Washington
Myrtle Beach
Raleigh-Durham
Charlotte
Newport News
Baltimore
Philadelphia
Richmond
Tampa
Sarasota
Flint
Detroit
Ft. Myers
Freeport
Cancun
Milwaukee
Akron/Canton
Buffalo
Rochester
Newark
Pittsburgh
Indianapolis
Dayton
Bloomington
Moline
Chicago
Boston
***

Bloomington Bloomington
Buffalo Buffalo
Newark Newark
Pittsburgh Pittsburgh
Rochester Rochester
Ft. Lauderdale Ft. Lauderdale
Miami Miami
West Palm Beach West Palm Beach
Denver Denver
Pensacola Pensacola
Freeport Freeport
Wichita Wichita
Houston Houston
Gulfport Gulfport
Dallas Dallas
Los Angeles Los Angeles
Kansas City Kansas City
Chicago Chicago
Memphis Memphis
Moline Moline
Minneapolis Minneapolis
New Orleans New Orleans
San Francisco San Francisco
New York New York
AirTran Is Developing Good Growth Opportunities in 2005
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Washington Washington
Myrtle Beach Myrtle Beach
Raleigh-Durham
Newport News Newport News
Baltimore Baltimore
Philadelphia Philadelphia
Akron/Canton Akron/Canton
Flint Flint
Las Vegas Las Vegas
Demand is building quickly and contributing towards growing city strength
Cities >=5 destinations
Jan01 2
Jan02 3
Jan03 4
Jan04 8
Jan05 9
Mar06 14
Dayton Dayton
Detroit Detroit
Tampa Tampa
Ft. Myers Ft. Myers
Ft. Myers Ft. Myers
Sarasota Sarasota
Richmond Richmond
Indianapolis Indianapolis
Charlotte Charlotte
Milwaukee Milwaukee
Boston Boston
***

737 Aircraft Will Create New Opportunities
Baltimore
Wichita
Seattle
San Francisco
Los Angeles Las Vegas
Denver
Dallas
Minneapolis
Chicago
Orlando
Cancun
San Juan
ATLANTA
717-200 / BR715
737-700 / CFM56
***

737 Will Become Primary Growth Vehicle
•
717’s are very reliable
–Long term maintenance
contracts will prolong cost
effectiveness despite the end
of the program
•
737 contract gives flexibility
– Options
– Ability to upsize to 800’s
ASM Growth YoY              21%             30%        20-30%        15-25%       10-25%
Note:  Fleet size is as of year-end
0
5,000
10,000
15,000
20,000
25,000
30,000
2003 2004 2005 2006 2007 2008
Boeing 717
Options
125
144
106
Boeing 737
87
73
Fleet highlights Fleet expansion plan
162 Aircraft
***

Additional Capacity Cuts Are Likely
Change in Capacity 3Q05 vs. 3Q01
(includes partner/regional jet flying)
-25
-20
-15
-10
-5
0
5
10
US Airways United AA/TWA Northwest Delta Continental
???
???
%
***

Dec/Aug Capacity Changes Dec/Aug Capacity Changes
Delta Capacity Already Exiting AirTran Markets
% Change in ASMs
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
Delta Total
Delta In
AirTran
Markets
Yr/Yr December Capacity Changes Yr/Yr December Capacity Changes
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
Delta Total
Delta In
AirTran
Markets
% Change in ASMs
***

Capacity Cuts Are Helping Revenue Environment
Yr/Yr Change in AirTran's Unit Revenue
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
Q105 May-
05
Jun-
05
Jul-
05
Aug-
05
Sep-
05
Q4
05E
13+%
*Excludes non-recurring special items.
***

Evolving Trends That Are Reshaping The Industry
• Record fuel prices are accelerating the rate of change
• Domestic capacity likely to stay constrained
– Multiple bankruptcies will result in more returned aircraft
– Larger aircraft are being moved to international routes
– Boeing/Airbus narrowbody aircraft are essentially sold out
• Demand from non-U.S. customers is strong
• Additional orders are likely to be expensive
– Few parked planes are economical at current fuel prices
• Capacity cuts are a key catalyst to improving revenues
***

Summary
• Industry shakeout is occurring
– Delta, Northwest, and FLYI have begun restructuring
– America West/US Airways is a positive for AirTran
• AirTran is well positioned to capitalize on opportunities
– Aircraft on order at low ownership costs
– Small aircraft with very low costs
– Financial strength and the flexibility to respond quickly
• AirTran revenues remain strong
– Unit revenues have been steadily improving since May
– Expect double digit unit revenue improvement again in Q4
***